                                                                    Exhibit 99.3

                                    THQ INC.
                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)

On December 21, 2001 we completed a merger with Rainbow Multimedia Group, Inc. Rainbow designs entertainment content for video game consoles and personal computers, and creates long and short form computer generated animation for traditional and interactive media. Under the terms of the merger agreement, the consideration paid by us consisted of (i) the issuance of 858,203 shares of common stock of THQ, which amount is subject to adjustment pending the final determination of Rainbow's net book value at December 21, 2001 and (ii) the assumption of fully vested stock options previously issued by Rainbow to its employees that, as a result of this transaction, permit the holders thereof to acquire upon exercise an aggregate of 106,259 shares of THQ common stock.

The unaudited pro forma consolidated balance sheet as of September 30, 2001 gives effect to the merger as if it had occurred on September 30, 2001. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 give effect to the merger as if it had occurred the first day of the period presented. The unaudited pro forma information is based on the historical financial statements of THQ and Rainbow giving effect to the transaction under the purchase method of accounting as well as assumptions and adjustments as indicated in the Notes below.

                                    THQ INC.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2001
                                   (Unaudited)

                                                                                       PRO FORMA
                                                        THQ            RAINBOW        ADJUSTMENTS   NOTE      PRO FORMA
                                                   -------------     -----------     ------------   ----    -------------
ASSETS
Current assets:
   Cash and cash equivalents                       $  41,082,000     $ 1,117,000                            $  42,199,000
   Accounts receivable -- net                         46,359,000       1,423,000                               47,782,000
   Inventory                                          11,103,000              --                               11,103,000
   Prepaid and deferred royalties                     17,222,000              --                               17,222,000
   Software development costs                         33,808,000              --                               33,808,000
   Deferred income taxes                               8,966,000              --                                8,966,000
   Income taxes receivable                             5,663,000              --                                5,663,000
   Prepaid expenses and other current assets          15,677,000          23,000                               15,700,000
                                                   -------------     -----------     ------------           -------------
         Total current assets                        179,880,000       2,563,000               --             182,443,000
Property and equipment -- net                         11,476,000       2,415,000           69,000    (B)       13,960,000
Deferred royalties -- net of current portion           9,895,000              --                                9,895,000
Software development costs -- net of
   current portion                                     3,228,000              --                                3,228,000
Deferred income taxes -- net of current portion          581,000              --                                  581,000
Other long-term assets                                 9,817,000          23,000                                9,840,000
Acquired intangible assets                                    --              --        3,531,000    (C)        3,531,000
Goodwill                                                      --              --       45,959,000    (D)       45,959,000
                                                   -------------     -----------     ------------           -------------
TOTAL ASSETS                                       $ 214,877,000     $ 5,001,000     $ 49,559,000           $ 269,437,000
                                                   =============     ===========     ============           =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Lines of credit                                 $          --     $   375,000     $         --           $     375,000
   Accounts payable                                   10,578,000         181,000                               10,759,000
   Accrued expenses                                   15,408,000         748,000          284,000    (E)       16,440,000
   Accrued royalties                                  17,588,000              --                               17,588,000
   Deferred revenue                                           --         939,000                                  939,000
   Notes payable                                              --       1,037,000                                1,037,000
   Other liabilities                                          --         166,000                                  166,000
                                                   -------------     -----------     ------------           -------------
         Total current liabilities                    43,574,000       3,446,000          284,000              47,304,000
Accrued royalties -- net of current portion            8,970,000              --                                8,970,000
Notes payable -- net of current portion                       --         833,000                                  833,000
Deferred income taxes -- net of current portion               --              --        1,030,000    (F)        1,030,000
Other liabilities -- net of current portion                   --         318,000                                  318,000
Commitments and contingencies
Stockholders' equity:
Common Stock                                             216,000       4,621,000            9,000    (G)          225,000
                                                                                       (4,621,000)   (G)
Additional paid-in capital                           108,724,000         256,000       48,640,000    (G)      157,364,000
                                                                                         (256,000)   (G)
Accumulated other comprehensive loss                  (2,023,000)              0                               (2,023,000)
Retained earnings                                     55,416,000      (4,473,000)       4,473,000    (G)       55,416,000
                                                   -------------     -----------     ------------           -------------
         Total Stockholders' equity                  162,333,000         404,000       48,245,000             210,982,000
                                                   -------------     -----------     ------------           -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 214,877,000     $ 5,001,000     $ 49,559,000           $ 269,437,000
                                                   =============     ===========     ============           =============

           See Notes to Pro Forma Consolidated Financial Statements.

                                    THQ INC.
                        Pro Forma Statement of Operations
                      Nine Months Ended September 30, 2001
                                   (Unaudited)

                                                                               PRO FORMA
                                                  THQ          RAINBOW        ADJUSTMENTS    NOTE      PRO FORMA
                                             ------------    -----------     ------------    ----    ------------
Net sales                                    $182,609,000    $ 8,753,000                             $191,362,000
Costs and expenses:
   Cost of sales                               81,262,000             --                               81,262,000
   Royalties and project abandonment           31,701,000             --                               31,701,000
   Product development                         15,513,000      6,701,000          351,000     (H)      22,565,000
   Selling and marketing                       25,563,000             --                               25,563,000
   Payment to venture partner                   2,105,000             --                                2,105,000
   General and administrative                  16,384,000             --                               16,384,000
                                             ------------    -----------     ------------            ------------
Total costs and expenses                      172,528,000      6,701,000          351,000             179,580,000
                                             ------------    -----------     ------------            ------------
Income from operations                         10,081,000      2,052,000         (351,000)             11,782,000
Interest income, net                            1,915,000       (152,000)                               1,763,000
                                             ------------    -----------     ------------            ------------
Income before income taxes                     11,996,000      1,900,000         (351,000)             13,545,000
Income taxes                                    4,468,000          1,000          576,000     (I)       5,045,000
                                             ------------    -----------     ------------            ------------
Net income                                   $  7,528,000    $ 1,899,000     $   (927,000)           $  8,500,000
                                             ============    ===========     ============            ============
Net income per share -- basic                $        .36                                            $        .39
                                             ============                                            ============
Net income per share -- diluted              $        .33                                            $        .35
                                             ============                                            ============

Shares used in per share calculation --
basic                                          21,185,000                         858,000     (J)      22,043,000
                                             ============                    ============            ============
Shares used in per share calculation --
diluted                                        23,103,000                         913,000     (J)      24,016,000
                                             ============                    ============            ============

           See Notes to Pro Forma Consolidated Financial Statements.

                                    THQ INC.
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2000
                                   (Unaudited)

                                                                                PRO FORMA
                                                      THQ          RAINBOW     ADJUSTMENTS   NOTE      PRO FORMA
                                                 ------------    -----------   -----------   ----    ------------
Net sales                                        $347,003,000    $ 6,720,000                         $353,723,000
Costs and expenses:
    Cost of sales                                 140,699,000             --                          140,699,000
    Royalties and project abandonment              77,550,000             --                           77,550,000
    Product development                            19,151,000     11,513,000       469,000    (K)      31,133,000
    Selling and marketing                          42,446,000             --                           42,446,000
    Payment to venture partner                     17,707,000             --                           17,707,000
    General and administrative                     19,530,000             --                           19,530,000
                                                 ------------    -----------   -----------           ------------
Total costs and expenses                          317,083,000     11,513,000       469,000            329,065,000
                                                 ------------    -----------   -----------           ------------
Income from operations                             29,920,000     (4,793,000)     (469,000)            24,658,000
Interest income, net                                1,323,000       (204,000)                           1,119,000
                                                 ------------    -----------   -----------           ------------
Income before income taxes                         31,243,000     (4,997,000)     (469,000)            25,777,000
Income taxes                                       13,054,000          1,000    (2,285,000)   (L)      10,770,000
                                                 ------------    -----------   -----------           ------------
Net income                                       $ 18,189,000    $(4,998,000)  $ 1,816,000           $ 15,007,000
                                                 ============    ===========   ===========           ============
Net income per share -- basic                    $        .91                                        $       0.72
                                                 ============                                        ============
Net income per share -- diluted                  $        .84                                        $       0.67
                                                 ============                                        ============

Shares used in per share calculation --
basic                                              20,091,000                      858,000    (M)      20,949,000
                                                 ============                    =========           ============
Shares used in per share calculation --
diluted                                            21,568,000                      879,000    (M)      22,447,000
                                                 ============                    =========           ============

           See Notes to Pro Forma Consolidated Financial Statements.

                                    THQ INC.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

(A) Certain reclassifications were made to conform Rainbow categorizations to those of THQ.


Notes to Pro Forma Balance Sheet as of September 30, 2001

(B) Adjustment to record the current fair value of real property acquired from Rainbow, based on a third party valuation.

(C) Valuation adjustments of Rainbow's identifiable intangible assets resulting from the allocation of the purchase price, based on a third party valuation. Identifiable intangible assets consist of the following:

                                                Value      Useful Lives
Trade Name                                   $1,025,000     indefinite
Trade Secrets                                 1,800,000         5
Non-compete/Employment contracts                706,000         7
                                             ----------
Total identifiable intangible assets         $3,531,000
                                             ==========


(D) Represents the excess of purchase price over the current fair value of identifiable Rainbow assets at the time of purchase.

(E) Represents estimated transaction costs incurred in connection with the acquisition, primarily legal fees.

(F)   Represents the estimated deferred tax effects of pro-forma adjustments.

(G) This adjustment represents the 858,203 shares of common stock issued to fund the acquisition, valued at approximately $52 per share, 106,259 shares of common stock to be issued upon exercise of Rainbow fully vested stock options assumed in the acquisition which had a value of $4,405,000 at the time of acquisition, less approximately 7,600 shares to reflect estimated total liabilities in excess of total assets at closing which under the merger agreement reduces the purchase price. In addition, this adjustment eliminates Rainbow's stockholder equity. The following table identifies the components of the purchase price:

Common stock issued                                      $ 44,640,000
Stock options assumed                                       4,405,000
Estimated total liabilities in excess of total assets        (396,000)
Estimated transaction costs                                   284,000
                                                         ------------
Total purchase price                                     $ 48,933,000
                                                         ============


Notes to Pro Forma Statement of Operations for the Nine Months Ended September 30, 2001

(H) Represents nine months of amortization expense of acquired intangibles. Amortization is expected to occur ratably over useful lives of 5-7 years.

(I) Represents the estimated tax effect of pro forma adjustments. The effective tax rate used to calculate deferred taxes is assumed to be 37%, which approximates THQ's effective tax rate for 2001.

(J) Represents shares issued to fund the acquisition and dilutive effect of options assumed.


Notes to Pro Forma Statement of Operations for the Year Ended December 31, 2000

(K) Represents one year of amortization expense of acquired intangibles. Amortization is expected to occur ratably over useful lives of 5-7 years.

(L) Represents the estimated tax effect of pro forma adjustments. The effective tax rate used to calculate deferred taxes is assumed to be 41%, which approximates THQ's effective tax rate for 2000.

(M) Represents shares issued to fund the acquisition and dilutive effect of options assumed.

(N) Rainbow's Statement of Operations for the year ended December 31, 2000 included certain nonrecurring items related to investments that were sold by Rainbow prior to the merger with THQ. The following summarizes these nonrecurring items:

Benefit to shareholders related to common stock issued to
  Digital Dream Studios Co., Ltd. (see note 2 of December 31, 2000
  Financial Statements of Rainbow)                                              $4,438,000
Bad debt expense related to guarantees of certain indebtedness of DT Pictures, LLC (see note 2 of December 31, 2000 Financial
  Statements of Rainbow)                                                           471,000
                                                                                ----------
Total nonrecurring items before income tax benefit                               4,909,000
Tax benefit of non recurring items (at THQ's effective tax rate for 2000)        2,051,000
                                                                                ----------
Total nonrecurring items after tax                                              $2,858,000
                                                                                ==========
Effects on net income per share
    Basic                                                                            $0.14
                                                                                ==========
    Diluted                                                                          $0.13
                                                                                ==========